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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       November 1, 1996
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                               Transworld Bancorp
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               (Exact name of registrant as specified in charter)

      California                      0-10692                  95-3730637
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(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               file number)           Identification No.)

    15233 Ventura Boulevard, Sherman Oaks, CA                       91403
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code             (818) 783-7501
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Item 5.           Other Events.


         TransWorld Bancorp announced on November 4, 1996 that it had entered into an Agreement and Plan of Merger with Glendale Federal Bank. Under the Agreement, Glendale is to pay $18.25 in cash for each share of TransWorld Bancorp common stock. Completion of the merger is subject to regulatory approval and the approval of stockholders of TransWorld Bancorp.


         Stockholders of TransWorld owning in excess of 37% of the currently outstanding Common Stock have agreed to vote their shares in favor of the merger. In addition, the merger agreement provides for payment by TransWorld Bancorp of a break-up fee under certain conditions described in the agreement.

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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              1. Press Release Dated November 4, 1996.

              2. Agreement and Plan of Merger between Glendale Federal Bank,
                 Federal Savings Bank and TransWorld Bancorp and TransWorld Bank, dated as of November 1, 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TransWorld Bancorp
                                         Registrant

Date:  November 15, 1996
                                         By: /s/ Howard Stanke
                                             __________________________
                                             Howard Stanke
                                             Chief Financial Officer

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